Exhibit 10(d)

                   FIRST AMENDMENT TO EXCHANGE AGREEMENT

     THIS FIRST AMENDMENT TO EXCHANGE AGREEMENT, dated May 30, 1995, is made and entered into by and among CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation, NEW WAY, INC., a Nevada corporation, GLENN W. SCHAEFFER, GREGG
H. SOLOMON, ANTONIO C. ALAMO, ANTHONY KORFMAN and WILLIAM ENSIGN.
Capitalized terms used but not otherwise defined herein shall have the respective meanings
ascribed to them in the Exchange Agreement (as defined below).

                                 RECITALS

          WHEREAS, the parties hereto entered into an Exchange Agreement, dated as of
March 19, 1995 (the  Exchange Agreement ); and

          WHEREAS, the parties hereto desire to amend the Exchange Agreement.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties
hereto do agree to amend the Exchange Agreement as follows:

          1.   Section 3.1 (b) of the Exchange Agreement entitled
 Capitalization  shall
be and is hereby amended to read in its entirety as follows:

     The authorized capital stock of the Company consists of 450,000,000 shares of common
     stock, par value $.01-2/3 per share (the "Company Common Stock") and 75,000,000 shares of preferred stock. As of the date of this Agreement (i) 85,852,798 shares of the
     Company Common Stock are validly issued and outstanding, fully paid and nonassessable, (ii) no shares of Preferred Stock are issued and outstanding and (iii)
     5,617,204 shares of the Company Common Stock are issuable upon exercise of outstanding Options heretofore granted. Except as contemplated by clauses (i) through
     (iii) above, the MSE Agreement, or this Agreement, and except for the rights to purchase one one-hundredth (1/100th) of a share of Series A Junior Participating Preferred Stock of the Company issued pursuant to the Rights Agreement, dated as of July 14, 1994, by and between the Company and First Chicago Trust Company of New York, there are no other shares of capital stock, or other equity securities of the Company outstanding, and no other outstanding options, warrants, rights to subscribe to (including any preemptive rights), calls or commitments of any character whatsoever to which the Company or any of its subsidiaries is a party or may be bound, requiring the issuance or sale of shares of any capital stock or other equity securities of the Company or securities or rights convertible into or exchangeable for such shares or other equity securities, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or other equity securities or options, warrants or rights to purchase or acquire any additional shares of its capital stock or other equity securities or securities convertible into or exchangeable for such shares or other equity securities.

          2. Section 3.3(d) of the Exchange Agreement entitled Investment Representations shall be and is hereby amended to read in its entirety as follows:

     (a) Such Minority Investor understands that the shares of Preferred Stock, and the shares of the Company Common Stock issuable upon exchange of such shares (collectively, the "Securities"), to be issued and delivered to him pursuant to the terms
     of this Agreement have not been registered pursuant to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") by reason of the reliance on an exemption from the registration requirements of the Securities Act pursuant to
     Section 4(2) thereof.

     (b) Such Minority Investor (i) has the capacity to protect his own interests in connection with the transactions contemplated hereby, (ii) is able to bear the economic risk thereof, (iii) is knowledgeable, sophisticated and experienced in business and financial matters and has previously invested in securities similar to the Preferred Stock, and (iv) is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation
     D under the Securities Act) or if not an "accredited investor," has either alone or with his "purchaser representative" (as such term is defined in Rule 501(h) of Regulation D under the Securities Act) such knowledge and experience in financial matters that he is capable of evaluating the merits and risks of an investment in the Preferred Stock. The
     Company has delivered or made available to each of the Minority Investors such documents, materials and information pertaining to the Company as he may have requested and has afforded him an opportunity to ask questions of and receive answers from the Company and its executive officers and representatives.

     (c) Such Minority Investor understands that the Securities to be issued pursuant to the terms of this Agreement may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the same or an available exemption from registration under the Securities Act, such Securities must be held indefinitely. In the absence of an effective registration statement under the Securities Act or an exemption therefrom, each of the Minority Investors will not sell, transfer or otherwise dispose of any Securities received pursuant to the terms of this Agreement, except in a manner consistent with his representations set forth in this Section.

     (d) Such Minority Investor understands and acknowledges that each certificate representing the Securities issued to him pursuant to the terms of this Agreement will bear a legend to the following effect:

           The securities represented by this certificate have not been registered under the securities act of 1933, as amended. Such securities may not be offered, sold, or otherwise transferred, pledged or hypothecated except pursuant to (i) a registration statement with respect to such securities, which is effective under such act, or (ii) any exemption from registration under such act relating to the disposition of securities, including rule 144, provided an opinion of counsel is furnished, reasonably satisfactory in form and substance to the company, that an exemption from the registration requirements of such act is available.

     (e) Such Minority Investor represents that he has carefully read this Section and discussed its requirements and other applicable limitations upon his ability to sell, transfer or otherwise dispose of the Securities received pursuant to the terms of this
     Agreement to the extent that he felt necessary with his counsel and will not make any sale, transfer or other disposition of such Securities in violation of the Securities Act or the rules and regulations thereunder.

          3. This Amendment shall be and is hereby incorporated in and forms a part of the Exchange Agreement, and shall be effective as of March 19, 1995.

          4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same
instrument.

          5. All other terms and provisions of the Exchange Agreement shall remain unchanged except as specifically modified herein.


                        [Signature page to follow]
     IN WITNESS WHEREOF,
 each party has executed this Amendment as of the date first above written.

                              CIRCUS CIRCUS ENTERPRISES, INC.,
                              a Nevada corporation



                              By: CLYDE T. TURNER
                                  Name:  CLYDE T. TURNER
                                 Title:    Chief Executive Officer


                              NEW WAY, INC.,
                              a Nevada corporation



                              By:  CLYDE T. TURNER
                                    Name: CLYDE T. TURNER
                                    Title:  President



                              GLENN W. SCHAEFFER
                              Glenn W. Schaeffer


                              GREGG H. SOLOMON
                              Gregg H. Solomon


                              ANTONIO C. ALAMO
                              Antonio C. Alamo


                              ANTHONY KORFMAN
                              Anthony Korfman


                              WILLIAM ENSIGN
                              William Ensign